UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2017

Date of reporting period: May 31, 2017

Item 1. Report to Stockholders.

2017 Semi-Annual Report May 31, 2017

www.tortoiseadvisors.com

Tortoise Capital Advisors 2017 Semi-Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open-end funds, private funds and separate accounts.

Table of Contents

Letter to Shareholders	2

Tortoise North American Energy Independence Fund	4

Tortoise MLP & Pipeline Fund	6

Tortoise Select Opportunity Fund	8

Expense Examples	11

Financial Statements	13

Notes to Financial Statements	31

Additional Information	37

Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Open-end fund comparison
		Total assets
Name/Ticker	Primary focus	($ Millions)[1]
			Portfolio mix by commodity type[2]	Portfolio mix by geography[2]
Tortoise North American Energy Independence Fund Institutional Class (TNPIX) Investor Class (TNPTX) C Class (TNPCX) Inception: 4/2013	North American oil & gas producers	$0
			Portfolio mix by asset type[2]	Portfolio mix by ownership[2]
Tortoise MLP & Pipeline Fund Institutional Class (TORIX) Investor Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$2,918.0
			Portfolio mix by underlying investments[2]
Tortoise Select Opportunity Fund Institutional Class (TOPIX) Investor Class (TOPTX) C Class (TOPCX) Inception: 9/2013	North American energy companies and beneficiaries	$56.3

(1)	As of 6/30/2017
(2)	As of 5/31/2017

Tortoise Capital Advisors	1

Tortoise Capital Advisors 2017 Semi-Annual Report

Dear shareholder,

Investor sentiment, mirroring oil prices, weighed down performance for the energy sector, although company fundamentals, particularly those in the midstream segment, appeared solid. The S&P Energy Select Sector® Index returned -11.1% for the six-month period ending May 31, 2017, mostly driven by lower crude oil prices during the second fiscal quarter. Investors turned to weekly crude oil inventory reports to gauge supply and demand, and grew impatient with a lack of significant draws. In other cases, news that did not exceed expectations was not well received. For example, while the announcement at the May Organization of Petroleum Exporting Countries (OPEC) meeting was as expected, the market reaction was to the downside. This negative sentiment trumped fundamentals during the period.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, returned -20.7% for the period. West Texas Intermediate (WTI) began the period at $49.44 per barrel, and ended the period slightly lower at $48.32. Sentiment was negative due to the steep decline of crude oil prices during the second half of the period with the peak occurring at $54.10 on February 23rd and trough of $45.52 on May 4th. These lower prices were driven by both domestic and global supply concerns. Stubbornly elevated global inventory balances persist with U.S. rig counts up more than 100% since last year, along with a strong return of Libyan and Nigerian production. In addition, while compliance with OPEC’s curtailed production agreement was strong, exports remained higher than anticipated and OPEC’s agreement has yet to meaningfully reduce inventories.

The U.S. crude oil production forecast for 2017 was revised higher over last quarter, and is now expected to reach 9.3 million barrels per day (MMbbl/d).1 The 2018 forecast is calling for 10.0 MMbbl/d, which would exceed the previous record from 1970.1

Natural gas prices were volatile throughout the period opening at $3.30 per million British thermal units (MMBtu), quickly peaked at $3.76 on December 7th and then steadily declined to a low of $2.44 on February 27th and ended the six months at $3.00. The EIA predicts higher natural gas prices in 2018 due to increased domestic natural gas consumption, along with new export capabilities. Natural gas production is expected to average 72.0 billion cubic feet per day in 2017 and is anticipated to rise to 77.5 in 2018.2

Midstream

After a strong first half of the semi-annual period, pipeline companies pulled back along with the broad energy sector during the second half, with both the Tortoise North American Pipeline IndexSM and the Tortoise MLP Index® returning 2.0% for the sixth month period. Performance within pipeline companies varied. Natural gas pipelines performed well and crude oil pipeline companies retreated the most with the implication that lower crude oil prices leads to decreased volumes.

Typically, increased U.S. production bodes well for U.S. midstream companies. However, investor sentiment was the main driver of performance during the period. This played out in the midstream segment, which saw solid distribution growth and constructive earnings announcements. Additionally, in our view, more open equity capital markets or clearer alternative sources of funding would be beneficial to companies with funding needs. Our long-term outlook for the midstream sector remains positive with a projection for capital investments in MLPs, pipeline and related organic projects strong at approximately $125 billion for 2017 to 2019.

Downstream

The downstream segment was the best performing segment of the energy value chain during the period. Refining, in particular, was a bright spot amidst the negative sentiment even though margins tightened. Diversified downstream companies continued to unlock the value of their midstream assets and utilities were helped by lower interest rates.

Petrochemicals were positive as new ethylene capacity started to come online. From 2017-2020 the expected increase in ethylene capacity is likely to raise ethane consumption. This validates the U.S. as a low cost supplier of plastics to the rest of the world and bodes well for pipelines transporting the ethane feedstock.

Renewable generation, particularly wind and solar, have continued to be developed at a fast pace. Wind generation is expected to increase by approximately 25% and solar is expected to increase by more than 50% from the end of 2016 to the end of 2018.1

Capital markets

Over the second half of the period, we experienced a temporary pause in the thawing of capital markets. This lack of traditional capital market activity heightened the need for alternative, more flexible sources of capital, such as private investment in public equity (PIPE) deals.

There were three midstream MLP initial public offerings during the period. MLPs and other pipeline companies raised approximately $54 billion, fairly evenly split between equity and debt offerings, with most of the activity during the beginning of the period.

Merger and acquisition activity among MLPs and other pipeline companies was approximately $55 billion. Activity significantly slowed as the period progressed. ONEOK, Inc. had the largest announced transaction of the period with the acquisition of its remaining public stake in ONEOK Partners, L.P., in a deal valued at about $17 billion.

(unaudited)

2	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Concluding thoughts

Lower crude oil prices and negative investor sentiment drove stock performance to the downside during the second half of the period. Yet, U.S. shale fundamentals have remained intact and we expect shale to be a growing force in supplying the world with energy. For upstream companies, production is expected to grow and breakeven crude oil prices have been falling with improved efficiencies not offset by higher service costs. Midstream and downstream companies should likely benefit respectively, from higher volume throughput and a greater supply of low cost inputs. Further, we expect crude oil prices to be more constructive following either stronger action from OPEC (who need higher prices to balance state budgets) and/or more moderate growth from U.S. producers as new drilling is limited by cash flow. We believe the current energy market environment offers opportunities for long-term investors.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

Cash flow is the total amount of money moving into and out of a business.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, June 2017
2 Bentek, June 2017

(unaudited)

Tortoise Capital Advisors	3

Tortoise North American Energy Independence Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TNPIX		TNPTX		TNPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through 3/31/2018. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of May 31, 2017)

1.	Pioneer Natural Resources Company	8.3%
2.	EOG Resources, Inc.	7.9%
3.	Anadarko Petroleum Corporation	7.1%
4.	Concho Resources Inc.	7.0%
5.	EQT Corporation	6.1%
6.	Devon Energy Corporation	4.5%
7.	Diamondback Energy, Inc	4.4%
8.	Rice Energy Inc	4.3%
9.	Parsley Energy, Inc.	4.3%
10.	Cabot Oil & Gas Corporation	4.0%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Production volume growth potential over many years
●	Substantial acreage interests in premier North American oil and gas reservoirs, including shale
●	High-quality, financially disciplined management teams
●	Total-return potential

Value of $1,000,000 vs. S&P 500® Index
Since inception on April 1, 2013 through May 31, 2017

This chart illustrates the performance of a hypothetical $1,000,000 investment made on April 1, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on April 1, 2013 through May 31, 2017. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

4	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Key asset performance drivers

Top five contributors	Company type	Performance driver
Cabot Oil & Gas Corporation	Upstream liquids producer	Growing natural gas production and declining basis differentials in the Northeast
Occidental Petroleum Corporation	Upstream liquids producer	High quality, low leverage and significant Permian basin acreage
Centennial Resource Development, Inc.	Upstream oil and gas producer	Bought growing Permian producer at discount
Whiting Petroleum Corp	Upstream liquids producer	Continued transformation to Permian producer
Extraction Oil & Gas, LLC	Upstream oil and gas producer	Bought growing Niobrara producer at discount

Additional Performance Comment: Both liquids and natural gas producers hurt performance. Liquids producers, particularly those located in the Permian and Eagle Ford basins, detracted the most from performance.

Bottom five contributors	Company type	Performance driver
Carrizo Oil & Gas Inc.	Upstream oil and natural gas producer	Equity overhang due to high leverage and perceived need for acquisition
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Concerns about Colorado drilling and regulatory outlook
SM Energy Co.	Upstream oil and natural gas producer	Continue to miss consensus earnings estimates
Devon Energy Corporation	Upstream oil and natural gas producer	Lower commodity prices negatively impacted cash flow
Continental Resources, Inc.	Upstream liquids producer	Bakken production out of favor due to higher breakeven costs

Total returns (as of May 31, 2017)

Ticker	Class	6 months	1 year	3 years	Since inception(1)	Gross expense ratio
TNPIX	Institutional	-23.10%	-11.85%	-16.74%	-5.89%	6.28%
TNPTX	Investor (excluding load)	-23.22%	-12.07%	-16.98%	-6.14%	6.53%
TNPTX	Investor (maximum load)	-27.61%	-17.13%	-18.60%	-7.46%	6.53%
TNPCX	C Class (excluding CDSC)	-23.55%	-12.75%	-17.60%	-6.85%	7.28%
TNPCX	C Class (including CDSC)	-24.31%	-13.62%	-17.60%	-6.85%	7.28%
S&P 500® Index(2)		10.81%	17.47%	10.14%	13.36%	—
TNEPT(3)		-20.70%	-9.47%	-20.16%	-9.78%	—

(1)	Reflects period from fund inception on April 1, 2013 through May 31, 2017.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Oil & Gas Producers IndexSM is a float-adjusted, capitalization weighted index of the North American energy companies primarily engaged in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	5

Tortoise MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TORIX		TORTX		TORCX
Gross expense ratio	0.97%		1.22%		1.97%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.75%	(2)	None	(1)
Maximum deferred sales load	None		None	(3)	1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of May 31, 2017)

1.	The Williams Companies, Inc.	8.4%
2.	Kinder Morgan, Inc.	8.2%
3.	TransCanada Corporation	8.1%
4.	Cheniere Energy, Inc.	7.4%
5.	Enbridge Inc.	7.4%
6.	ONEOK, Inc.	5.5%
7.	Plains GP Holdings, L.P.	5.2%
8.	Pembina Pipeline Corporation	4.8%
9.	Targa Resources Corp.	4.7%
10.	Inter Pipeline Ltd.	3.6%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Total-return potential through growth and current income
●	Experienced management teams

Value of $1,000,000 vs. S&P 500® Index
Since inception on May 31, 2011 through May 31, 2017

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through May 31, 2017. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Key asset performance drivers

Top five contributors	Company type	Performance driver
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Third liquefied natural gas facility came online leading to increased exports
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Regulated pipeline business announced visibility to dividend growth
Pembina Pipeline Corp.	Midstream crude oil pipeline company	Steady cash flow profile and midstream growth projects
NiSource Inc.	Midstream natural gas local distribution company	Regulated gas utility outperformed pipelines
Rice Midstream Partners LP	Midstream gathering and processing MLP	Growing Northeast natural gas production supported infrastructure buildout

Bottom five contributors	Company type	Performance driver
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Uncertainty about visibility to execute TransMountain project
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Increased competition for Permian crude oil pipelines and equity offering
Targa Resources Corp.	Midstream gathering and processing company	Lower commodity prices negatively impacted non fee-based contracts
Enbridge Inc.	Midstream crude oil pipeline company	Technical pressure following the acquisition of Spectra Energy
The Williams Companies, Inc.	Midstream gathering and processing company	Swapped incentive distribution rights for Limited Partner (LP) units at attractive LP multiple

Total returns (as of May 31, 2017)

Ticker	Class	6 months	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TORIX	Institutional	-1.21%	14.32%	-5.12%	6.16%	8.19%	0.97%
TORTX	Investor (excluding load)	-1.30%	14.05%	-5.35%	5.91%	7.89%	1.22%
TORTX	Investor (maximum load)	-6.95%	7.50%	-7.19%	4.66%	6.83%	1.22%
TORCX	C Class (excluding CDSC)	-1.70%	13.22%	-6.07%	—	7.08%	1.97%
TORCX	C Class (including CDSC)	-2.67%	12.22%	-6.07%	—	7.08%	1.97%
S&P 500® Index(2)		10.81%	17.47%	10.14%	15.42%	12.61%	—
TNAPT(3)		1.96%	15.73%	-0.79%	8.29%	—	—

(1)	Reflects period from fund inception on May 31, 2011 through May 31, 2017. The Institutional and Investor Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	7

Tortoise Select Opportunity Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TOPIX		TOPTX		TOPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through 3/31/2018. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of May 31, 2017)

1.	Pioneer Natural Resources Company	6.7%
2.	Halliburton Company	6.6%
3.	EOG Resources, Inc.	6.2%
4.	Cheniere Energy, Inc.	4.6%
5.	Marathon Petroleum Corporation	4.3%
6.	Concho Resources Inc.	3.9%
7.	Targa Resources Corp.	3.6%
8.	Continental Resources, Inc.	3.4%
9.	Diamondback Energy, Inc.	3.1%
10.	Tesoro Corporation	3.1%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	15 – 40 holdings across energy value chain
●	Sector ranges will vary over time based on targeted catalyst and trend exposure
●	Value chain segment and company specific exposure will fluctuate based on areas of highest conviction

Value of $1,000,000 vs. S&P 500® Index
Since inception on September 30, 2013 through May 31, 2017

This chart illustrates the performance of a hypothetical $1,000,000 investment made on Sept. 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on Sept. 30, 2013 through May 31, 2017. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

8	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Key asset performance drivers

Top five contributors	Company type	Performance driver
Nextera Energy Partners LP	Downstream power/utility (YieldCo)	Reduced incentive distribution rights and announced visibility to distribution growth
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Third liquefied natural gas facility came online leading to increased exports
Marathon Petroleum Corporation	Downstream refiner	Corporate action to unlock midstream value
Tallgrass Energy GP, LP	Midstream natural gas/natural gas liquids pipeline MLP	Continued strong distribution growth with visibility to continue dropdowns to its Limited Partner
Semgroup Corp.	Midstream crude oil pipeline company	Fee based business model with announced visibility to distribution growth

Bottom five contributors	Company type	Performance driver
Continental Resources, Inc.	Upstream liquids producer	Bakken production out of favor due to higher breakeven costs
SM Energy Co.	Upstream oil and natural gas producer	Continue to miss consensus earnings estimates
Halliburton Company	Oil field service provider	Challenging environment for oil field service operators to enhance margins
Fairmount Santrol Holdings Inc.	Oil field service provider	Visibility to new sand supply across the market
Carrizo Oil & Gas Inc.	Upstream oil and natural gas producer	Equity overhang due to high leverage and perceived need for acquisition

Total returns (as of May 31, 2017)

Ticker	Class	6 months	1 year	3 years	Since inception(1)	Gross expense ratio
TOPIX	Institutional	-15.99%	-0.97%	-10.31%	-3.60%	1.70%
TOPTX	Investor (excluding load)	-15.99%	-1.27%	-10.54%	-3.84%	1.95%
TOPTX	Investor (maximum load)	-20.81%	-6.95%	-12.29%	-5.38%	1.95%
TOPCX	C Class (excluding CDSC)	-16.33%	-2.00%	-11.18%	-4.52%	2.70%
TOPCX	C Class (including CDSC)	-17.17%	-2.98%	-11.18%	-4.52%	2.70%
S&P 500® Index(2)		10.81%	17.47%	10.14%	12.69%	—
S&P Energy Select		-11.09%	0.35%	-9.44%	-3.93%	—
Sector® Index(3)

(1)	Reflects period from fund inception on Sept. 30, 2013 through May 31, 2017.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	9

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

10	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 – May 31, 2017).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Energy Independence Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2016 –
	(12/01/2016)	(05/31/2017)	05/31/2017)
Institutional Class Actual(2)	$1,000.00	$769.00	$4.85
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.45	$5.54
Investor Class Actual(2)	$1,000.00	$767.80	$5.95
Investor Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.20	$6.79
C Class Actual(2)	$1,000.00	$764.50	$9.24
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.46	$10.55

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2017 of -23.10%, -23.22% and -23.55% for the Institutional Class, Investor Class and C Class, respectively.

(unaudited)

Tortoise Capital Advisors	11

Tortoise MLP & Pipeline Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2016 –
	(12/01/2016)	(05/31/2017)	05/31/2017)
Institutional Class Actual(2)	$1,000.00	$987.90	$4.71
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.19	$4.78
Investor Class Actual(2)	$1,000.00	$987.00	$5.94
Investor Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.95	$6.04
C Class Actual(2)	$1,000.00	$983.00	$9.64
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.21	$9.80

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95%, 1.20%, and 1.95% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2017 of -1.21%, -1.30% and -1.70% for the Institutional Class, Investor Class and C Class, respectively.

Tortoise Select Opportunity Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2016 –
	(12/01/2016)	(05/31/2017)	05/31/2017)
Institutional Class Actual(2)	$1,000.00	$840.10	$5.05
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.45	$5.54
Investor Class Actual(2)	$1,000.00	$840.10	$6.19
Investor Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.20	$6.79
C Class Actual(2)	$1,000.00	$836.70	$9.62
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.46	$10.55

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2017 of -15.99%, -15.99% and -16.33% for the Institutional Class, Investor Class and C Class, respectively.

(unaudited)

12	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Tortoise North American Energy Independence Fund
Schedule of Investments (unaudited)
May 31, 2017

	Shares	Fair Value
Common Stock — 98.1%(1)
United States Oil & Gas Production — 98.1%(1)
Anadarko Petroleum Corporation	7,523	$380,137
Antero Resources Corporation(2)	7,229	148,701
Cabot Oil & Gas Corporation	9,549	211,892
Carrizo Oil & Gas, Inc.(2)	8,457	185,547
Centennial Resource Development, Inc.(2)	2,610	40,690
Cimarex Energy Co.	1,926	207,161
Concho Resources Inc.(2)	2,925	370,831
Continental Resources, Inc.(2)	4,955	186,308
Devon Energy Corporation	7,076	240,442
Diamondback Energy, Inc.(2)	2,503	232,178
EOG Resources, Inc.	4,681	422,741
EQT Corporation	5,893	325,706
Extraction Oil & Gas, Inc.(2)	4,696	66,871
Gulfport Energy Corporation(2)	5,256	75,424
Laredo Petroleum, Inc.(2)	8,022	94,258
Marathon Oil Corporation	12,083	157,321
Newfield Exploration Company(2)	6,152	199,817
Noble Energy, Inc.	7,321	210,039
Parsley Energy, Inc.(2)	7,630	226,230
PDC Energy, Inc.(2)	2,650	131,599
Pioneer Natural Resources Company	2,634	439,509
Range Resources Corporation	6,428	148,230
Rice Energy Inc.(2)	11,393	227,860
RSP Permian, Inc.(2)	5,260	187,203
SM Energy Company	5,842	99,139
WPX Energy Inc.(2)	9,413	101,849
Total Common Stock
(Cost $5,998,874)		5,317,683

Short-Term Investment — 2.5%(1)
United States Investment Company — 2.5%(1)
Invesco Government & Agency
Portfolio — Institutional Class, 0.71%(3)
(Cost $136,010)	136,010	136,010

Total Investments — 100.6%(1)
(Cost $6,134,884)		5,453,693
Liabilities in Excess of
Other Assets, Net — (0.6)%(1)		(34,748)
Total Net Assets — 100.0%(1)		$5,418,945

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2017.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	13

Tortoise MLP & Pipeline Fund
Schedule of Investments (unaudited)
May 31, 2017

	Shares	Fair Value
Common Stock — 74.4%(1)
Canadian Crude Oil Pipelines — 15.6%(1)
Enbridge Inc.	5,393,980	$207,722,170
Inter Pipeline Ltd.	5,056,964	100,139,754
Pembina Pipeline Corporation	4,245,287	135,669,423
		443,531,347
Canadian Natural Gas/Natural Gas Liquids Pipelines — 10.4%(1)
Keyera Corp.	2,244,450	66,792,678
TransCanada Corporation	4,928,733	228,939,648
		295,732,326
Mexican Natural Gas/Natural Gas Liquids Pipelines — 0.5%(1)
Infraestructura Energetica Nova,
S.A.B de C.V.	3,064,026	14,296,378
United States Crude Oil Pipelines — 7.1%(1)
Plains GP Holdings, L.P.	5,455,233	145,491,064
SemGroup Corp.	1,798,241	55,745,471
		201,236,535
United States Local Distribution Company — 1.2%(1)
NiSource Inc.	1,290,166	33,634,628
United States Natural Gas Gathering/Processing — 15.5%(1)
Antero Midstream GP LP	1,313,725	29,007,048
EnLink Midstream, LLC	2,762,436	47,099,534
Targa Resources Corp.	2,855,837	131,168,593
The Williams Companies, Inc.	8,231,669	235,425,733
		442,700,908
United States Natural Gas/Natural Gas Liquids Pipelines — 23.3%(1)
Cheniere Energy, Inc.(2)	4,275,470	208,300,898
Kinder Morgan, Inc.	12,227,019	229,378,876
National Fuel Gas Company	771,912	43,813,725
ONEOK, Inc.	3,096,267	153,822,545
Tallgrass Energy GP, LP	1,101,832	28,394,211
		663,710,255
United States Refined Product Pipelines — 0.8%(1)
VTTI Energy Partners LP	1,151,572	22,455,654
Total Common Stock
(Cost $2,171,211,838)		2,117,298,031

Master Limited Partnerships — 24.5%(1)
United States Crude Oil Pipelines — 4.4%(1)
Genesis Energy, L.P.	461,609	14,397,585
Plains All American Pipeline, L.P.	1,563,084	41,390,464
Shell Midstream Partners, L.P.	1,199,882	35,792,480
Tesoro Logistics LP	650,047	34,439,490
		126,020,019
United States Natural Gas Gathering/Processing — 5.5%(1)
Antero Midstream Partners LP	442,748	15,336,791
MPLX LP	1,714,942	56,678,833
Noble Midstream Partners LP	192,350	8,846,176
Rice Midstream Partners LP	1,391,152	34,097,136
Western Gas Equity Partners, LP	164,674	7,145,205
Western Gas Partners, LP	620,537	34,582,527
		156,686,668
United States Natural Gas/Natural Gas Liquids Pipelines — 8.6%(1)
Energy Transfer Equity, L.P.	2,816,931	48,000,504
Energy Transfer Partners, L.P.	2,166,084	47,133,988
Enterprise Products Partners L.P.	3,256,689	87,311,832
EQT GP Holdings LP	259,508	6,786,134
EQT Midstream Partners LP	382,720	28,229,427
ONEOK Partners, L.P.	126,609	6,192,446
Spectra Energy Partners, LP	167,198	7,212,922
Tallgrass Energy Partners, LP	249,349	12,367,711
		243,234,964
United States Refined Product Pipelines — 6.0%(1)
Buckeye Partners, L.P.	605,885	38,776,640
Holly Energy Partners, L.P.	797,585	26,128,885
Magellan Midstream Partners, L.P.	774,047	56,188,072
NuStar Energy L.P.	149,545	6,816,261
Phillips 66 Partners LP	422,374	20,915,960
Valero Energy Partners LP	465,587	21,049,188
		169,875,006
Total Master Limited Partnerships
(Cost $672,472,475)		695,816,657

Short-Term Investment — 0.8%(1)
United States Investment Company — 0.8%(1)
Invesco Government & Agency
Portfolio — Institutional Class, 0.71%(3)
(Cost $23,922,343)	23,922,343	23,922,343

Total Investments — 99.7%(1)
(Cost $2,867,606,656)		2,837,037,031
Other Assets in Excess of
Liabilities, Net — 0.3%(1)		9,209,917
Total Net Assets — 100.0%(1)		$2,846,246,948

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2017.

See accompanying Notes to Financial Statements.

14	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Tortoise Select Opportunity Fund
Schedule of Investments (unaudited)
May 31, 2017

	Shares	Fair Value
Common Stock — 98.5%(1)
United States Crude Oil Pipelines — 1.5%(1)
Plains GP Holdings, L.P.	29,512	$787,085
United States Natural Gas Gathering/Processing — 6.8%(1)
Antero Midstream GP LP	39,994	883,068
Targa Resources Corp.	39,515	1,814,924
The Williams Companies, Inc.	27,492	786,271
		3,484,263
United States Natural Gas/Natural Gas Liquids Pipelines — 10.9%(1)
Cheniere Energy, Inc.(2)	48,281	2,352,250
Kinder Morgan, Inc.	55,822	1,047,221
ONEOK, Inc.	20,796	1,033,145
Tallgrass Energy GP, LP	45,043	1,160,758
		5,593,374
United States Oil & Gas Production — 47.8%(1)
Antero Resources Corporation(2)	48,589	999,476
Cabot Oil & Gas Corporation	50,477	1,120,085
Carrizo Oil & Gas, Inc.(2)	45,140	990,372
Centennial Resource Development, Inc.(2)	48,824	761,166
Concho Resources Inc.(2)	15,502	1,965,343
Continental Resources, Inc.(2)	45,250	1,701,400
Diamondback Energy, Inc.(2)	16,954	1,572,653
EOG Resources, Inc.	34,913	3,152,993
EQT Corporation	19,098	1,055,546
Laredo Petroleum, Inc.(2)	87,496	1,028,078
Noble Energy, Inc.	27,005	774,773
Parsley Energy, Inc.(2)	38,604	1,144,609
PDC Energy, Inc.(2)	19,654	976,018
Pioneer Natural Resources Company	20,303	3,387,758
Range Resources Corporation	41,315	952,724
Rice Energy Inc.(2)	52,123	1,042,460
RSP Permian, Inc.(2)	28,317	1,007,802
WPX Energy Inc.(2)	90,862	983,127
		24,616,383
United States Oilfield Services — 15.8%(1)
Fairmount Santrol Holdings Inc.(2)	185,103	881,090
Halliburton Company	73,650	3,328,244
Helmerich & Payne, Inc.	12,614	664,253
Nabors Industries Ltd	61,181	538,393
Patterson-UTI Energy, Inc.	57,904	1,234,513
U.S. Silica Holdings, Inc.	40,034	1,521,292
		8,167,785
United States Power/Utility — 3.9%(1)
NextEra Energy Partners, LP	40,218	1,389,130
NRG Yield, Inc.	33,578	594,330
		1,983,460
United States Refining — 11.8%(1)
Marathon Petroleum Corporation	41,669	2,168,455
Phillips 66	15,641	1,190,437
Tesoro Corporation	18,872	1,570,905
Valero Energy Corporation	19,034	1,170,020
		6,099,817
Total Common Stock
(Cost $54,555,673)		50,732,167

Short-Term Investment — 1.4%(1)
United States Investment Company — 1.4%(1)
Invesco Government & Agency
Portfolio — Institutional Class, 0.71%(3)
(Cost $744,894)	744,894	744,894

Total Investments — 99.9%(1)
(Cost $55,300,567)		51,477,061
Other Assets in Excess
of Liabilities, Net — 0.1%(1)		42,737
Total Net Assets — 100.0%(1)		$51,519,798

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2017.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	15

Statements of Assets & Liabilities (unaudited)
May 31, 2017

	Tortoise North
	American Energy	Tortoise MLP &	Tortoise Select
	Independence Fund	Pipeline Fund	Opportunity Fund
Assets:
Investments, at fair value (cost $6,134,884, $2,867,606,656,
and $55,300,567, respectively)	$5,453,693	$2,837,037,031	$51,477,061
Dividends & interest receivable	932	3,141,856	76,227
Receivable for investment securities sold	—	5,809,188	—
Receivable for capital shares sold	10,000	12,480,379	37,258
Receivable for Adviser expense reimbursement	23,768	—	14,166
Prepaid expenses and other assets	22,804	85,751	20,470
Total assets	5,511,197	2,858,554,205	51,625,182
Liabilities:
Payable for investment securities purchased	42,809	6,070,006	—
Payable for capital shares redeemed	868	3,615,837	24,039
Payable to Adviser	4,084	2,104,964	39,025
Payable for fund administration & accounting fees	14,890	218,976	10,556
Payable for compliance fees	1,744	1,630	1,616
Payable for custody fees	1,361	19,702	768
Payable for transfer agent fees & expenses	8,940	—	8,695
Payable to trustees	1,810	77	360
Accrued expenses	14,302	107,498	17,821
Accrued distribution fees	1,444	168,567	2,504
Total liabilities	92,252	12,307,257	105,384
Net Assets	$5,418,945	$2,846,246,948	$51,519,798

Net Assets Consist of:
Capital Stock	$12,963,176	$3,021,850,349	$72,001,551
Accumulated net investment loss	(67,835)	(5,833,217)	(55,635)
Accumulated net realized loss on investments	(6,795,205)	(139,226,837)	(16,602,612)
Net unrealized depreciation of investments
and translations of foreign currency	(681,191)	(30,543,347)	(3,823,506)
Net Assets	$5,418,945	$2,846,246,948	$51,519,798

Institutional Class
Net Assets	$3,912,211	$2,494,898,266	$46,881,256
Shares issued and outstanding(1)	537,005	186,989,771	5,481,709
Net asset value, redemption price and minimum offering price per share	$7.29	$13.34	$8.55

Investor Class
Net Assets	$1,177,174	$288,072,562	$3,450,098
Shares issued and outstanding(1)	163,329	21,703,339	404,031
Net asset value, redemption price and minimum offering price per share	$7.21	$13.27	$8.54
Maximum offering price per share(2)	$7.65	$14.08	$9.06

C Class
Net Assets	$329,560	$63,276,120	$1,188,444
Shares issued and outstanding(1)	47,226	4,810,211	142,342
Net asset value, redemption price and minimum offering price per share	$6.98	$13.15	$8.35

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.75%.

See accompanying Notes to Financial Statements.

16	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Statements of Operations (unaudited)
For the Six Months Ended May 31, 2017

	Tortoise North
	American Energy	Tortoise MLP &	Tortoise Select
	Independence Fund	Pipeline Fund	Opportunity Fund
Investment Income:
Dividends and distributions from common stock	$8,093	$40,753,511	$424,073
Distributions from master limited partnerships	—	20,867,005	—
Less: return of capital on distributions	—	(30,964,763)	(179,968)
Less: foreign taxes withheld	—	(2,202,952)	—
Net dividends and distributions from investments	8,093	28,452,801	244,105
Dividends from money market mutual funds	294	140,284	4,348
Total investment income	8,387	28,593,085	248,453
Expenses:
Fund administration & accounting fees (See Note 5)	46,690	642,144	42,832
Registration fees	28,266	82,474	22,176
Advisory fees (See Note 5)	25,673	12,131,470	225,895
Transfer agent fees & expenses (See Note 5)	24,780	502,096	28,114
Audit & tax fees	12,726	22,708	23,316
Trustee fees (See Note 5)	5,824	8,288	4,270
Compliance fees (See Note 5)	4,956	4,830	4,830
Custody fees (See Note 5)	3,752	67,816	3,778
Other	3,500	25,816	8,044
Legal fees	2,940	4,368	4,378
Shareholder communication fees	1,736	75,796	2,416
Distribution fees (See Note 6):
Investor Class	1,442	399,300	4,723
C Class	1,908	328,452	7,032
Total expenses before waiver/reimbursement	164,193	14,295,558	381,804
Less: expense waiver/reimbursement by Adviser	(127,619)	—	(77,715)
Net expenses	36,574	14,295,558	304,089
Net Investment Income (Loss)	(28,187)	14,297,527	(55,636)
Realized and Unrealized Gain (Loss) on Investments
and Translations of Foreign Currency
Net realized gain (loss) on investments, including
foreign currency gain (loss)	185,297	(17,085,808)	146,709
Net change in unrealized depreciation of investments
and translations of foreign currency	(1,732,878)	(42,394,846)	(9,777,154)
Net Realized and Unrealized Loss on Investments and
Translations of Foreign Currency	(1,547,581)	(59,480,654)	(9,630,445)
Net Decrease in Net Assets Resulting from Operations	$(1,575,768)	$(45,183,127)	$(9,686,081)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	17

Statements of Changes in Net Assets

	Tortoise North American
	Energy Independence Fund
	Six Months	Year Ended
	Ended	November 30,
	May 31, 2017	2016
	(unaudited)
Operations
Net investment income (loss)	$(28,187)	$(35,115)
Net realized gain (loss) on investments, including foreign currency gain (loss)	185,297	(4,235,487)
Net change in unrealized appreciation (depreciation) of investments
and translations of foreign currency	(1,732,878)	4,344,294
Net increase (decrease) in net assets resulting from operations	(1,575,768)	73,692
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	482,686	3,087,517
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(464,744)	(6,183,492)
Increase (decrease) in net assets from Institutional Class transactions	17,942	(3,095,975)
Investor Class:
Proceeds from shares sold	590,629	1,861,337
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(558,563)	(1,485,939)
Increase (decrease) in net assets from Investor Class transactions	32,066	375,398
C Class:
Proceeds from shares sold	25,500	41,701
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(34,148)	(113,498)
Increase (decrease) in net assets from C Class transactions	(8,648)	(71,797)
Net increase (decrease) in net assets resulting from capital share transactions	41,360	(2,792,374)
Distributions to Shareholders
From net investment income
Institutional Class	—	—
Investor Class	—	—
C Class	—	—
From net realized gains
Institutional Class	—	—
Investor Class	—	—
C Class	—	—
From return of capital
Institutional Class	—	—
Investor Class	—	—
C Class	—	—
Total distributions to shareholders	—	—
Total Increase (Decrease) in Net Assets	(1,534,408)	(2,718,682)
Net Assets
Beginning of period	6,953,353	9,672,035
End of period	$5,418,945	$6,953,353
Undistributed (accumulated) net investment income (loss), end of year	$(67,835)	$(39,648)

See accompanying Notes to Financial Statements.

18	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
Six Months	Year Ended	Six Months	Year Ended
Ended	November 30,	Ended	November 30,
May 31, 2017	2016	May 31, 2017	2016
(unaudited)		(unaudited)

$14,297,527	$30,761,244	$(55,636)	$200,304
(17,085,808)	(107,863,055)	146,709	(8,194,681)

(42,394,846)	560,460,019	(9,777,154)	9,614,038
(45,183,127)	483,358,208	(9,686,081)	1,619,661

699,537,392	1,301,067,196	20,544,321	26,498,781
32,033,265	24,614,718	159,012	269,461
(363,263,462)	(740,411,775)	(3,278,598)	(24,300,157)
368,307,195	585,270,139	17,424,735	2,468,085

55,611,621	222,029,198	2,520,004	1,478,223
4,769,788	3,709,293	6,499	4,146
(76,288,876)	(82,153,556)	(1,437,047)	(1,121,813)
(15,907,467)	143,584,935	1,089,456	360,556

13,063,823	15,773,524	248,905	526,967
572,811	998,408	—	3,092
(8,686,183)	(14,446,995)	(196,217)	(454,745)
4,950,451	2,324,937	52,688	75,314
357,350,179	731,180,011	18,566,879	2,903,955

(31,997,136)	(30,898,297)	(163,879)	(279,096)
(3,382,181)	(3,205,070)	(7,169)	(4,512)
(268,090)	(918,577)	—	(3,191)

—	—	—	—
—	—	—	—
—	—	—	—

(14,465,784)	(6,698,890)	—	—
(1,679,214)	(727,273)	—	—
(373,334)	(142,622)	—	—
(52,165,739)	(42,590,729)	(171,048)	(286,799)
260,001,313	1,171,947,490	8,709,750	4,236,817

2,586,245,635	1,414,298,145	42,810,048	38,573,231
$2,846,246,948	$2,586,245,635	$51,519,798	$42,810,048
$(5,833,217)	$32,034,995	$(55,635)	$171,049

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

Statements of Changes in Net Assets (continued)

	Tortoise North American
	Energy Independence Fund
	Six Months	Year Ended
	Ended	November 30,
	May 31, 2017	2016
	(unaudited)
Transactions in Shares:
Institutional Class:
Shares sold	56,111	360,675
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(53,286)	(931,091)
Increase (decrease) in Institutional Class shares outstanding	2,825	(570,416)
Investor Class:
Shares sold	72,524	241,807
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(63,382)	(191,331)
Increase (decrease) in Investor Class shares outstanding	9,142	50,476
C Class:
Shares sold	3,054	1,982
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(3,946)	(16,943)
Increase (decrease) in C Class shares outstanding	(892)	(14,961)
Net increase (decrease) in shares outstanding	11,075	(534,901)

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
Six Months	Year Ended	Six Months	Year Ended
Ended	November 30,	Ended	November 30,
May 31, 2017	2016	May 31, 2017	2016
(unaudited)		(unaudited)

49,436,157	117,699,788	2,057,984	3,118,231
2,314,491	2,285,543	15,666	34,370
(25,664,811)	(69,207,278)	(347,509)	(3,365,878)
26,085,837	50,778,053	1,726,141	(213,277)

3,954,537	19,119,042	253,970	167,392
346,245	343,987	641	529
(5,464,996)	(7,570,274)	(151,542)	(138,810)
(1,164,214)	11,892,755	103,069	29,111

938,575	1,317,240	25,382	65,042
42,070	96,176	—	400
(624,243)	(1,350,991)	(21,213)	(59,966)
356,402	62,425	4,169	5,476
25,278,025	62,733,233	1,833,379	(178,690)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

Tortoise North American Energy Independence Fund
Financial Highlights
Institutional Class

							Period from
	Six Months	Year Ended	Year Ended		Year Ended		April 1, 2013(1)
	Ended	November 30,	November 30,		November 30,		to
	May 31, 2017	2016	2015		2014		November 30, 2013
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$9.48	$7.62	$9.90		$11.53		$10.00
Investment operations:
Net investment loss	(0.03)	(0.04)	(—	)(3)	(0.05)		(0.01)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(2.16)	1.90	(1.67)		(1.58)		1.54
Total from investment operations	(2.19)	1.86	(1.67)		(1.63)		1.53
Less distributions from:
Net investment income	—	—	—		—		—
Net realized gains	—	—	(0.61)		(—	)(3)	—
Total distributions	—	—	(0.61)		(—	)(3)	—
Net asset value, end of period	$7.29	$9.48	$7.62		$9.90		$11.53
Total Return(4)	(23.10)%	24.41%	(18.03)%		(14.12)%		15.30%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$3,912	$5,066	$8,419		$13,257		$14,017
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(5)	5.33%	6.28%	3.14%		2.52%		6.14%
After expense waiver/reimbursement(5)	1.10%	1.10%	1.10%		1.10%		1.10%
Ratio of net investment loss to average net assets:
Before expense waiver/reimbursement(5)	(5.05)%	(5.75)%	(2.15)%		(1.88)%		(5.50)%
After expense waiver/reimbursement(5)	(0.82)%	(0.57)%	(0.11)%		(0.46)%		(0.46)%
Portfolio turnover rate(4)	20%	108%	40%		73%		21%

(1)	Inception date of the Fund.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Tortoise North American Energy Independence Fund
Financial Highlights (continued)
Investor Class

					Period from
	Six Months	Year Ended	Year Ended	Year Ended	April 1, 2013(1)
	Ended	November 30,	November 30,	November 30,	to
	May 31, 2017	2016	2015	2014	November 30, 2013
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$9.39	$7.57	$9.86	$11.52	$10.00
Investment operations:
Net investment loss	(0.03)	(0.05)	(0.05)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(2.15)	1.87	(1.63)	(1.59)	1.55
Total from investment operations	(2.18)	1.82	(1.68)	(1.66)	1.52
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gains	—	—	(0.61)	(— ) (3)	—
Total distributions	—	—	(0.61)	(— ) (3)	—
Net asset value, end of period	$7.21	$9.39	$7.57	$9.86	$11.52
Total Return(4)(5)	(23.22)%	24.04%	(18.22)%	(14.39)%	15.20%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,177	$1,448	$785	$959	$404
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(6)	5.58%	6.53%	3.39%	2.77%	6.39%
After expense waiver/reimbursement(6)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment loss to average net assets:
Before expense waiver/reimbursement(6)	(5.30)%	(6.00)%	(2.40)%	(2.13)%	(5.75)%
After expense waiver/reimbursement(6)	(1.07)%	(0.82)%	(0.36)%	(0.71)%	(0.71)%
Portfolio turnover rate(5)	20%	108%	40%	73%	21%

(1)	Inception date of the Fund.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

Tortoise North American Energy Independence Fund
Financial Highlights (continued)
C Class

						Period from
	Six Months	Year Ended	Year Ended	Year Ended		April 1, 2013(1)
	Ended	November 30,	November 30,	November 30,		to
	May 31, 2017	2016	2015	2014		November 30, 2013
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$9.13	$7.42	$9.74	$11.46		$10.00
Investment operations:
Net investment loss	(0.08)	(0.22)	(0.29)	(0.16)		(0.06)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(2.07)	1.93	(1.42)	(1.56)		1.52
Total from investment operations	(2.15)	1.71	(1.71)	(1.72)		1.46
Less distributions from:
Net investment income	—	—	—	—		—
Net realized gains	—	—	(0.61)	(—	)(3)	—
Total distributions	—	—	(0.61)	(—	)(3)	—
Net asset value, end of period	$6.98	$9.13	$7.42	$9.74		$11.46
Total Return(4)(5)	(23.55)%	23.05%	(18.78)%	(14.99)%		14.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$330	$439	$468	$960		$837
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(6)	6.33%	7.28%	4.14%	3.52%		7.14%
After expense waiver/reimbursement(6)	2.10%	2.10%	2.10%	2.10%		2.10%
Ratio of net investment loss to average net assets:
Before expense waiver/reimbursement(6)	(6.05)%	(6.75)%	(3.15)%	(2.88)%		(6.50)%
After expense waiver/reimbursement(6)	(1.82)%	(1.57)%	(1.11)%	(1.46)%		(1.46)%
Portfolio turnover rate(5)	20%	108%	40%	73%		21%

(1)	Inception date of the Fund.
(2)	For a C Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Tortoise MLP & Pipeline Fund
Financial Highlights
Institutional Class

	Six Months	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$13.76	$11.28	$16.84	$15.16	$12.60	$11.09
Investment operations:
Net investment income(2)	0.07 (3)	0.21 (3)	0.24	0.15	0.15	0.07
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	(0.23)	2.59	(5.37)	2.87	2.64	1.51
Total from investment
operations	(0.16)	2.80	(5.13)	3.02	2.79	1.58
Less distributions from:
Net investment income	(0.18)	(0.27)	(0.34)	(0.28)	(0.09)	(0.04)
Net realized gains	—	—	(0.02)	(0.98)	(0.14)	(0.03)
Return of capital	(0.08)	(0.05)	(0.07)	(0.08)	—	—
Total distributions	(0.26)	(0.32)	(0.43)	(1.34)	(0.23)	(0.07)
Net asset value, end of period	$13.34	$13.76	$11.28	$16.84	$15.16	$12.60
Total Return(4)	(1.21)%	25.62%	(30.71)%	19.97%	22.60%	14.32%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$2,494,898	$2,213,434	$1,242,133	$1,627,019	$874,170	$337,740
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	0.95%	0.97%	0.99%	1.00%	1.04%	1.20%
After expense waiver/recoupment(5)	0.95%	0.97%	0.99%	1.00%	1.08%	1.11%
Ratio of expenses excluding interest
expenses to average net assets:
Before expense waiver/recoupment(5)	0.95%	0.97%	0.99%	1.00%	1.04%	1.19%
After expense waiver/recoupment(5)	0.95%	0.97%	0.99%	1.00%	1.08%	1.10%
Ratio of net investment income to
average net assets:
Before expense waiver/recoupment(5)	1.05%	1.73%	1.71%	0.95%	1.43%	1.55%
After expense waiver/recoupment(5)	1.05%	1.73%	1.71%	0.95%	1.39%	1.64%
Portfolio turnover rate(4)	9%	25%	34%	34%	25%	37%

(1)	For an Institutional Class Share outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
Investor Class

	Six Months	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$13.67	$11.23	$16.76	$15.07	$12.54	$11.06
Investment operations:
Net investment income(2)	0.06 (3)	0.18 (3)	0.31	0.12	0.10	0.03
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	(0.23)	2.56	(5.45)	2.85	2.64	1.51
Total from investment
operations	(0.17)	2.74	(5.14)	2.97	2.74	1.54
Less distributions from:
Net investment income	(0.15)	(0.25)	(0.30)	(0.22)	(0.07)	(0.03)
Net realized gains	—	—	(0.02)	(0.98)	(0.14)	(0.03)
Return of capital	(0.08)	(0.05)	(0.07)	(0.08)	—	—
Total distributions	(0.23)	(0.30)	(0.39)	(1.28)	(0.21)	(0.06)
Net asset value, end of period	$13.27	$13.67	$11.23	$16.76	$15.07	$12.54
Total Return(4)(5)	(1.30)%	25.25%	(30.90)%	19.70%	22.31%	14.03%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$288,073	$312,642	$123,237	$264,146	$191,964	$55,256
Ratio of expenses to average net assets:
Before expense waiver/recoupment(6)	1.20%	1.22%	1.24%	1.25%	1.29%	1.45%
After expense waiver/recoupment(6)	1.20%	1.22%	1.24%	1.25%	1.33%	1.36%
Ratio of expenses excluding interest
expenses to average net assets:
Before expense waiver/recoupment(6)	1.20%	1.22%	1.24%	1.25%	1.29%	1.44%
After expense waiver/recoupment(6)	1.20%	1.22%	1.24%	1.25%	1.33%	1.35%
Ratio of net investment income to
average net assets:
Before expense waiver/recoupment(6)	0.80%	1.48%	1.46%	0.70%	1.18%	1.30%
After expense waiver/recoupment(6)	0.80%	1.48%	1.46%	0.70%	1.14%	1.39%
Portfolio turnover rate(5)	9%	25%	34%	34%	25%	37%

(1)	For an Investor Class Share outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Tortoise MLP & Pipeline Fund Financial Highlights (continued)
C Class

							Period from
	Six Months		Year Ended	Year Ended	Year Ended	Year Ended	September 19, 2012(1)
	Ended		November 30,	November 30,	November 30,	November 30,	to
	May 31, 2017		2016	2015	2014	2013	November 30, 2012
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$13.51		$11.14	$16.62	$14.93	$12.52	$12.68
Investment operations:
Net investment income(3)	—	(4)(5)	0.08 (4)	0.12	0.04	0.09	0.01
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(3)	(0.22)		2.55	(5.32)	2.77	2.53	(0.17)
Total from investment operations	(0.22)		2.63	(5.20)	2.81	2.62	(0.16)
Less distributions from:
Net investment income	(0.06)		(0.22)	(0.19)	(0.07)	(0.07)	—
Net realized gains	—		—	(0.02)	(0.98)	(0.14)	—
Return of capital	(0.08)		(0.04)	(0.07)	(0.07)	—	—
Total distributions	(0.14)		(0.26)	(0.28)	(1.12)	(0.21)	—
Net asset value, end of period	$13.15		$13.51	$11.14	$16.62	$14.93	$12.52
Total Return(6)(7)	(1.70)%		24.37%	(31.42)%	18.81%	21.37%	(1.26)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$63,276		$60,170	$48,928	$79,714	$27,937	$2,090
Ratio of expenses to average net assets:
Before expense waiver/recoupment(8)	1.95%		1.97%	1.99%	2.00%	2.04%	2.19%
After expense waiver/recoupment(8)	1.95%		1.97%	1.99%	2.00%	2.08%	2.11%
Ratio of expenses excluding interest
expenses to average net assets:
Before expense waiver/recoupment(8)	1.95%		1.97%	1.99%	2.00%	2.04%	2.18%
After expense waiver/recoupment(8)	1.95%		1.97%	1.99%	2.00%	2.08%	2.10%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver/recoupment(8)	0.05%		0.73%	0.71%	(0.05)%	0.43%	0.57%
After expense waiver/recoupment(8)	0.05%		0.73%	0.71%	(0.05)%	0.39%	0.65%
Portfolio turnover rate(7)	9%		25%	34%	34%	25%	37%

(1)	Inception date of the C Class.
(2)	For a C Class Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2015, 2014 and 2013 and for the period from September 19, 2012 to November 30, 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Per share amounts calculated using average shares method.
(5)	Amount per share is less than $0.01.
(6)	Total return does not reflect sales charges.
(7)	Not annualized for periods less than one year.
(8)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

Tortoise Select Opportunity Fund Financial Highlights
Institutional Class

					Period from
	Six Months	Year Ended	Year Ended	Year Ended	September 30, 2013(1)
	Ended	November 30,	November 30,	November 30,	to
	May 31, 2017	2016	2015	2014	November 30, 2013
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$10.22	$8.83	$9.95	$10.06	$10.00
Investment operations:
Net investment income (loss)(3)	(0.01)	0.03	0.07	0.01	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	(1.62)	1.41	(1.17)	(0.02)	0.05
Total from investment operations	(1.63)	1.44	(1.10)	(0.01)	0.06
Less distributions from:
Net investment income	(0.04)	(0.05)	(0.02)	(0.02)	—
Net realized gains	—	—	—	(0.08)	—
Total distributions	(0.04)	(0.05)	(0.02)	(0.10)	—
Net asset value, end of period	$8.55	$10.22	$8.83	$9.95	$10.06
Total Return(4)	(15.99)%	16.52%	(11.10)%	(0.15)%	0.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$46,881	$38,363	$35,030	$29,977	$2,369
Ratio of expenses to average net assets:
Before expense waiver(5)	1.39%	1.70%	1.66%	2.28%	25.20%
After expense waiver(5)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(5)	(0.46)%	0.06%	0.22%	(0.98)%	(23.09)%
After expense waiver(5)	(0.17)%	0.66%	0.78%	0.20%	1.01%
Portfolio turnover rate(4)	47%	168%	126%	131%	44%

(1)	Inception date of the Fund.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

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2017 Semi-Annual Report | May 31, 2017

Tortoise Select Opportunity Fund Financial Highlights (continued)
Investor Class

						Period from
	Six Months	Year Ended	Year Ended	Year Ended		September 30, 2013(1)
	Ended	November 30,	November 30,	November 30,		to
	May 31, 2017	2016	2015	2014		November 30, 2013
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$10.19	$8.80	$9.93	$10.06		$10.00
Investment operations:
Net investment income (loss)(3)	(0.03)	0.03	0.07	(—	)(4)	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	(1.60)	1.38	(1.19)	(0.04)		0.05
Total from investment operations	(1.63)	1.41	(1.12)	(0.04)		0.06
Less distributions from:
Net investment income	(0.02)	(0.02)	(0.01)	(0.01)		—
Net realized gains	—	—	—	(0.08)		—
Total distributions	(0.02)	(0.02)	(0.01)	(0.09)		—
Net asset value, end of period	$8.54	$10.19	$8.80	$9.93		$10.06
Total Return(5)(6)	(15.99)%	16.06%	(11.34)%	(0.38)%		0.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$3,450	$3,068	$2,392	$5,845		$60
Ratio of expenses to average net assets:
Before expense waiver(7)	1.64%	1.95%	1.91%	2.53%		25.45%
After expense waiver(7)	1.35%	1.35%	1.35%	1.35%		1.35%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(7)	(0.71)%	(0.19)%	(0.03)%	(1.23)%		(23.34)%
After expense waiver(7)	(0.42)%	0.41%	0.53%	(0.05)%		0.76%
Portfolio turnover rate(6)	47%	168%	126%	131%		44%

(1)	Inception date of the Fund.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Amount per share is less than $0.01.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Tortoise Select Opportunity Fund Financial Highlights (continued)
C Class

						Period from
	Six Months	Year Ended	Year Ended		Year Ended	September 30, 2013(1)
	Ended	November 30,	November 30,		November 30,	to
	May 31, 2017	2016	2015		2014	November 30, 2013
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$9.98	$8.67	$9.86		$10.05	$10.00
Investment operations:
Net investment income (loss)(3)	(0.06)	(0.03)	0.04		(0.06)	— (4)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	(1.57)	1.36	(1.23)		(0.05)	0.05
Total from investment operations	(1.63)	1.33	(1.19)		(0.11)	0.05
Less distributions from:
Net investment income	—	(0.02)	(—	)(4)	—	—
Net realized gains	—	—	—		(0.08)	—
Total distributions	—	(0.02)	(—	)(4)	(0.08)	—
Net asset value, end of period	$8.35	$9.98	$8.67		$9.86	$10.05
Total Return(5)(6)	(16.33)%	15.41%	(12.06)%		(1.09)%	0.50%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,188	$1,379	$1,151		$200	$50
Ratio of expenses to average net assets:
Before expense waiver(7)	2.39%	2.70%	2.66%		3.28%	26.20%
After expense waiver(7)	2.10%	2.10%	2.10%		2.10%	2.10%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(7)	(1.46)%	(0.94)%	(0.78)%		(1.98)%	(24.09)%
After expense waiver(7)	(1.17)%	(0.34)%	(0.22)%		(0.80)%	0.01%
Portfolio turnover rate(6)	47%	168%	126%		131%	44%

(1)	Inception date of the Fund.
(2)	For a C Class Share outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Amount per share is less than $0.01.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Notes to Financial Statements (unaudited)
May 31, 2017

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Energy Independence Fund (“North American Energy Independence Fund”), the Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), and the Tortoise Select Opportunity Fund (“Select Opportunity Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust.

The investment objective of the North American Energy Independence Fund is total return. The North American Energy Independence Fund seeks to achieve its objective by investing primarily in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a strong presence in North American oil or gas reservoirs, including shale. The North American Energy Independence Fund commenced operations on April 1, 2013.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the Select Opportunity Fund is total return. The Select Opportunity Fund invests primarily in the securities of North American Energy companies or other companies that benefit from the operations of such North American energy companies. The Select Opportunity Fund seeks to achieve its objective by investing typically in 15 to 40 common stocks issued by companies of any capitalization that are publicly traded on an exchange or in the over-the-counter market. The Select Opportunity Fund commenced operations on September 30, 2013.

The Funds offer four classes of shares: the Institutional Class, the Investor Class, the C Class and the T Class. As of May 31,2017, T Class shares were not yet available. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of May 31, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended May 31, 2017, the Funds did not incur any interest or penalties. The North American Energy Independence Fund and the Select Opportunity Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations. The MLP & Pipeline Fund is subject to examination by U.S. taxing authorities for the tax years ended November 30, 2013 through 2016.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

Tortoise Capital Advisors	31

Notes to Financial Statements (unaudited) (continued)

The North American Energy Independence Fund and the Select Opportunity Fund distribute all net investment income, if any, and net realized capital gains, if any, annually in December. The MLP & Pipeline Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of Investor Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At May 31, 2017, the North American Energy Independence Fund, MLP & Pipeline Fund and the Select Opportunity Fund did not hold any illiquid securities at May 31, 2017.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

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Notes to Financial Statements (unaudited) (continued)

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2017:

North American Energy Independence Fund	Level 1	Level 2	Level 3	Total
Common stock	$5,317,683	$—	$—	$5,317,683
Short-term investment	136,010	—	—	136,010
Total investments in securities	$5,453,693	$—	$—	$5,453,693

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$2,117,298,031	$—	$—	$2,117,298,031
Master limited partnerships	695,816,657		—	695,816,657
Short-term investment	23,922,343	—	—	23,922,343
Total investments in securities	$2,837,037,031	$—	$—	$2,837,037,031

Select Opportunity Fund	Level 1	Level 2	Level 3	Total
Common stock	$50,732,167	$—	$—	$50,732,167
Short-term investment	744,894	—	—	744,894
Total investments in securities	$51,477,061	$—	$—	$51,477,061

Refer to each Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the period ended May 31, 2017, Rice Midstream Partners LP common units held by the MLP & Pipeline Fund in the amount of $22,721,961 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels in the Funds during the period ended May 31, 2017. The Funds did not invest in any Level 3 investments.

4. Concentration Risk

Each of the North American Energy Independence Fund and the Select Opportunity Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 1.10%, 1.35%, and 2.10% of the average daily net assets of each Fund’s Institutional Class shares, Investor Class shares, and C Class shares, respectively. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such

Tortoise Capital Advisors	33

Notes to Financial Statements (unaudited) (continued)

reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. During the period ended May 31, 2017, the Adviser did not recoup any previously reimbursed fees. Reimbursed expenses subject to potential recovery by expiration are as follows:

Fund	11/30/2017	11/30/2018	11/30/2019	5/31/2020
North American Energy Independence Fund	$129,344	$241,447	$256,830	$127,619
MLP & Pipeline Fund	—	—	—	—
Select Opportunity Fund	115,824	212,787	198,762	77,715

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.08% of the first $125 million of the average daily net assets of each fund, 0.06% on the next $250 million of the average daily net assets and 0.04% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended May 31, 2017 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution Costs

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended May 31, 2017, expenses incurred by the Investor Class and C Class pursuant to the Plan were as follows:

Fund	Investor Class	C Class
North American Energy Independence Fund	$1,442	$1,908
MLP & Pipeline Fund	399,300	328,452
Select Opportunity Fund	4,723	7,032

7. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the period ended May 31, 2017, were as follows:

Fund	Purchases	Sales
North American Energy Independence Fund	$1,455,068	$1,199,836
MLP & Pipeline Fund	626,105,633	251,732,715
Select Opportunity Fund	43,484,594	23,943,895

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2017 Semi-Annual Report | May 31, 2017

Notes to Financial Statements (unaudited) (continued)

8. Federal Tax Information

As of November 30, 2016, cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	North American Energy	MLP & Pipeline	Select Opportunity
	Independence Fund	Fund	Fund
Cost of investments	$6,236,918	$2,565,814,571	$38,352,474
Gross unrealized appreciation	1,185,870	338,279,308	6,431,725
Gross unrealized depreciation	(718,085)	(328,413,561)	(3,888,780)
Net unrealized appreciation	467,785	9,865,747	2,542,945
Undistributed ordinary income	—	—	171,049
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	—	171,049
Other accumulated losses	(6,436,248)	(88,120,282)	(13,338,618)
Total accumulated losses	$(5,968,463)	$(78,254,535)	$(10,624,624)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2016, the North American Energy Independence Fund, the MLP & Pipeline Fund and the Select Opportunity Fund had short-term capital loss carryforwards of $1,324,057, $37,432,067 and $7,837,781, respectively, and long-term capital loss carryforwards of $5,072,543, $50,688,215 and $5,500,837, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For the MLP & Pipeline Fund, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2016 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between January 1 and the end of their fiscal year, November 30, 2016. For the taxable year ended November 30, 2016, the North American Energy Independence Fund deferred, on a tax basis, late year ordinary losses of $39,648. The MLP & Pipeline Fund and Select Opportunity Fund do not plan to defer any late year losses.

As of May 31, 2017, the cost basis of investments for federal income tax purposes was as follows:

	North American Energy	MLP & Pipeline	Select Opportunity
	Independence Fund	Fund	Fund
Cost of investments	$6,134,884	$2,752,324,480	$55,300,567
Gross unrealized appreciation	102,343	225,092,381	2,676,109
Gross unrealized depreciation	(783,534)	(140,379,830)	(6,499,615)
Net unrealized depreciation	$(681,191)	$84,712,551	$(3,823,506)

During the period ended May 31, 2017, the Funds paid the following distributions to shareholders:

	North American Energy	MLP & Pipeline	Select Opportunity
	Independence Fund	Fund	Fund
Ordinary income*	$—	$35,647,407	$171,048
Long-term capital gains**	—	—	—
Return of capital	—	16,518,332	—
Total distributions	$—	$52,165,739	$171,048

Tortoise Capital Advisors	35

Notes to Financial Statements (unaudited) (continued)

During the year ended November 30, 2016, the Funds paid the following distributions to shareholders:

	North American Energy	MLP & Pipeline	Select Opportunity
	Independence Fund	Fund	Fund
Ordinary income*	$—	$35,021,944	$286,799
Long-term capital gains**	—	—	—
Return of capital	—	7,568,785	—
Total distributions	$—	$42,590,729	$286,799

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

9. Line of Credit

The MLP & Pipeline Fund established a line of credit (“LOC”) in the amount of $135,000,000. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the MLP & Pipeline Fund’s custodian, U.S. Bank, N.A. During the six months ended May 31, 2017, the MLP & Pipeline Fund did not utilize the LOC.

10. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2017, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
North American Energy Independence Fund	National Financial Services, LLC	51.2%
North American Energy Independence Fund	Charles Schwab & Co.	28.4%
MLP & Pipeline Fund	Charles Schwab & Co.	30.4%
Select Opportunity Fund	National Financial Services, LLC	62.6%

11. Subsequent Events

Pursuant to a plan of merger approved by the Board of Trustees of Managed Portfolio Series, the Tortoise Select Opportunity Fund acquired all of the net assets of the Tortoise North American Energy Independence Fund ($5,071,717) on June 19, 2017. A total of 519,231, 175,873 and 45,288 of Tortoise North American Energy Independence Fund Institutional Class, Investor Class and C Class shares, respectively, were exchanged for 432,052, 144,832 and 36,937 of Tortoise Select Opportunity Fund Institutional Class, Investor Class and C Class shares, respectively, immediately after the closing date. This merger qualified as tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. The aggregate net assets of the Tortoise Select Opportunity Fund prior to the reorganization totaled $55,147,914 and following the merger the combined net assets of the Tortoise Select Opportunity Fund totaled $60,219,631.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

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2017 Semi-Annual Report | May 31, 2017

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Tortoise Capital Advisors, L.L.C.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 21-22, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise” or the “Adviser”) regarding the Tortoise MLP & Pipeline Fund, the Tortoise North American Energy Independence Fund and the Tortoise Select Opportunity Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on January 9, 2017, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Tortoise with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Tortoise; (3) costs of the services provided by Tortoise and the profits realized by Tortoise from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Tortoise and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Tortoise, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that Tortoise performs, investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Tortoise provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Tortoise effects on behalf of each Fund; (5) selecting broker-dealers to execute orders on behalf of each Fund; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered Tortoise’s strong capitalization, its significant amount of assets under management, and its affiliation with Montage Investments, LLC (“Montage”), which, through its numerous advisory subsidiaries, oversees approximately $20 billion in assets under management. The Trustees considered the specialized investment strategies that Tortoise uses to manage the Funds, Tortoise’s experience in implementing similar strategies for other registered funds, and the significant investment experience of Tortoise and its portfolio managers in the energy industry. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Tortoise provides to each of the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Tortoise. In assessing the quality of the portfolio management delivered by Tortoise, the Trustees reviewed the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Tortoise manages utilizing similar investment strategies as that of the Fund. While the Trustees considered both short-term and longer-term performance of each Fund, they placed greater emphasis on longer term performance. When reviewing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group. The Trustees further noted the Funds’ broad-based securities benchmark does not resemble each Fund’s respective investment strategies and portfolio holdings, each of which are focused on the energy sector.

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Tortoise MLP & Pipeline Fund. The Trustees noted the Fund’s performance significantly exceeded the median and average of its Morningstar peer group for the year-to-date, one-year, three-year and five-year periods ended October 31, 2016. The Trustees further noted that the Fund was in the fourth percentile of its category for the year-to-date period ended October 31, 2016 and first percentile of its category for all other periods ended October 31, 2016. The Trustees further noted the Fund had outperformed its benchmark S&P 500 Index for the year-to-date and one-year periods ended October 31, 2016 but underperformed its benchmark for the three-year and five-year periods ended October 31, 2016. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods.

Tortoise Capital Advisors	37

Additional Information (unaudited) (continued)

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Tortoise North American Energy Independence Fund. The Trustees noted the Fund’s performance exceeded the median and average of its Morningstar peer group for the year-to-date, one-year and three-year periods ended October 31, 2016. The Trustees further noted that the Fund was in the first percentile of its category for the year-to-date period ended October 31, 2016 and fourth percentile of its category for the one-year period ended October 31, 2016. The Trustees further noted the Fund had significantly outperformed its benchmark S&P 500 Index for the year-to-date and one-year periods ended October 31, 2016 but significantly trailed the S&P 500 Index for the three-year period ended October 31, 2016. The Trustees also considered that the Fund had outperformed its benchmark Tortoise North American Oil & Gas Producers Index for the year-to-date, one-year and three-year periods ended October 31, 2016. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over relevant time periods.

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Tortoise Select Opportunity Fund. The Trustees noted the Fund’s performance exceeded the median and average of its Morningstar peer group for the year-to-date, one-year and three-year periods ended October 31, 2016. The Trustees further noted that the Fund was in the ninth percentile of its category for the one-year period ended October 31, 2016 and first percentile of its category for the three-year period ended October 31, 2016. The Trustees further noted the Fund had significantly outperformed its benchmark S&P 500 Index for the year-to-date and one-year periods ended October 31, 2016 but significantly trailed the S&P 500 Index for the three-year period ended October 31, 2016. The Trustees also considered that the Fund had outperformed its benchmark S&P Select Sector Energy Index for the year-to-date, one-year and three-year periods ended October 31, 2016 The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over relevant time periods.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fees that each Fund pays to Tortoise under the Investment Advisory Agreement, as well as Tortoise’s profitability from services that Tortoise and its affiliates rendered to each Fund during the 12 month period ended June 30, 2016. In that regard, the Trustees considered the effect of an expense limitation agreement on Tortoise’s compensation and that Tortoise has contractually agreed to reimburse each Fund for operating expenses, if necessary, as specified in the Funds’ prospectus. The Trustees also considered that while the management fees that Tortoise charges to separately managed accounts and various other registered and un-registered investment vehicles, each with similar investment strategies to those of the Funds, may be higher, lower, or approximately equal to the advisory fee for the Funds (depending upon the type of account or vehicle, size of the account, relationship and/or nature and level of services provided, among other factors), Tortoise has additional responsibilities with respect to the Funds in comparison to accounts and vehicles for which Tortoise receives a smaller fee. The Trustees considered that these additional responsibilities include additional compliance obligations and the preparation of Board and shareholder materials, each of which justify the Funds’ higher fee. The Trustees concluded that Tortoise’s service relationship with the Tortoise MLP & Pipeline Fund provides a reasonable profit and that its service relationship with the remaining Funds has not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same Morningstar benchmark category. The Trustees noted:

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Tortoise MLP & Pipeline Fund. The Fund’s management fee was significantly lower than the average and median management fees of funds comprising the benchmark category. After the Fund’s expense reimbursements, the total expenses of the Fund’s Institutional and Investor Classes were lower than, and the C Class was higher than, the average and median total expenses of funds comprising the benchmark category.

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Tortoise North American Energy Independence Fund. The Fund’s management fee was higher than the average and median management fees of funds comprising the benchmark category, but well within the range of management fees borne by funds in the benchmark category. After the Fund’s expense reimbursements, the total expenses of the Fund’s Institutional and Investor Classes were at or lower than, and the C Class was higher than, the median and average total expenses of funds comprising the benchmark category. The total expense of the Fund’s Investor Class was equal to the average total expenses of funds comprising the benchmark category. When the benchmark category was limited to comparably sized funds, the management fee for the T Fund was equal to the category median and slightly greater than the category average.

●

Tortoise Select Opportunity Fund. The Fund’s management fee was higher than the average and median management fees of funds comprising the benchmark category, but well within the range of management fees borne by funds in the benchmark category. After the Fund’s expense reimbursements, the total expenses of the Fund’s Institutional and Investor Classes were lower than, and the C Class was higher than, the median and average total expenses of funds comprising the benchmark category

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s advisory fee with respect to each Fund continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees noted the assets in the Tortoise North American Pipeline and Tortoise Select Opportunity Funds remained quite low. The Trustees considered that because of Tortoise’s contractual obligations to reimburse each Fund for operating expenses above a specified cap, as described in each Fund’s prospectus, Tortoise continues to reimburse expenses for the Tortoise North American Energy Independence Fund and Tortoise Select Opportunity Fund. The Trustees also noted the significant additional services that Tortoise provides to each of the Funds, including investor relations activities, press releases, coordination with the Funds’ principal underwriter, Board support, semi-annual shareholder letters, financial reporting support, proxy vote reporting support, quarterly commentaries, coordination regarding NAV calculations, annual prospectus updating, distribution policy management, tax coordination, line of credit oversight support, and support in maintaining the Funds’ website. In addition, the Trustees noted the Tortoise MLP & Pipeline Fund incurred daily shareholder cash flows resulting in frequent trading and increased portfolio

38	Tortoise Capital Advisors

2017 Semi-Annual Report | May 31, 2017

Additional Information (unaudited) (continued)

management responsibilities. The Trustees determined the current level of assets in the Tortoise MLP & Pipeline Fund, and the Fund’s asset levels over the past twelve months, do not indicate a decrease in the level of advisory services that Tortoise will be required to provide to the Fund. With respect to the remaining Funds, the Trustees noted at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time. The Trustees further noted they would revisit the issue of breakpoints in the future for each of the Funds as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from its relationship with the Funds. The Trustees noted Tortoise does not utilize soft dollar arrangements with respect to portfolio transactions and that Tortoise does not use affiliated brokers to execute any Fund’s portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the distribution expenses that Tortoise incurred significantly exceed any Rule 12b-1 payments from the Fund. The Trustees considered that Tortoise may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Tortoise does not receive additional material benefits from its relationship with the Funds.

Availability of Fund Portfolio Information
The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information
A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Capital Advisors	39

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee
Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
Brian Kessens, CFA
James Mick, CFA
Matt Sallee, CFA
Rob Thummel

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

855-TCA-FUND
(855-822-3863)

This report should be accompanied or preceded
by a prospectus.
The Funds’ Statement of Additional Information
contains additional information about the Funds’
trustees and is available without charge upon request
by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 8, 2017

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	August 8, 2017

* Print the name and title of each signing officer under his or her signature.